                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Martina L. Bradford, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                /s/ Martina L. Bradford
                                       -----------------------------------------
                                                    Martina L. Bradford

                                POWER OF ATTORNEY

         I, Thomas E. Costello, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                /s/ Thomas E. Costello
                                       -----------------------------------------
                                                    Thomas E. Costello

                                POWER OF ATTORNEY

         I, G. Waddy Garrett, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                 /s/ G. Waddy Garrett
                                       -----------------------------------------
                                                     G. Waddy Garrett

                                POWER OF ATTORNEY

         I, Keith Hamill, do hereby constitute and appoint Bruce V. Thomas, Paul
K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                   /s/ Keith Hamill
                                       -----------------------------------------
                                                       Keith Hamill

                                POWER OF ATTORNEY

         I, Edward B. Hutton, Jr., do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                               /s/ Edward B. Hutton, Jr.
                                       -----------------------------------------
                                                   Edward B. Hutton, Jr.

                                POWER OF ATTORNEY

         I, Thomas C. Norris, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                 /s/ Thomas C. Norris
                                       -----------------------------------------
                                                     Thomas C. Norris

                               POWER OF ATTORNEY


         I, Nathu R. Puri, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 19th day of September, 2003.


                                        /s/ Nathu R. Puri
                                        ---------------------------------------
                                        Nathu R. Puri

                                POWER OF ATTORNEY

         I, John C. Purnell, Jr., do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                 /s/ John C. Purnell, Jr.
                                       -----------------------------------------
                                                     John C. Purnell, Jr.

                                POWER OF ATTORNEY

         I, Russell M. Robinson, II, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                             /s/ Russell M. Robinson, II
                                       -----------------------------------------
                                                 Russell M. Robinson, II

                                POWER OF ATTORNEY

         I, James E. Rogers, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                   /s/ James E. Rogers
                                       -----------------------------------------
                                                       James E. Rogers

                                POWER OF ATTORNEY

         I, Wallace Stettinius, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2003, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

         I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

         WITNESS the execution hereof this 13th day of August, 2003.



                                                 /s/ Wallace Stettinius
                                       -----------------------------------------
                                                     Wallace Stettinius